                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   Morgan Stanley India Investment Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Morgan Stanley India Investment Fund, Inc. (the "Fund") will be held on Monday, June 26, 1995, at 9:30 A.M. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I Directors for a term of three years and one Class III Director for a term of two years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1995.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 1995 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                     VALERIE Y. LEWIS
                                     Secretary

Dated: May 26, 1995

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

     This statement is furnished by the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, June 26, 1995, at 9:30 A.M. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 26, 1995.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted for the election of Directors and for the other proposals. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The close of business on April 3, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 35,707,092 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY INDIA INVESTMENT FUND, INC., C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Mutual Funds Service Company is an affiliate of the Fund's U.S. administrator, United States Trust Company of New York, and provides administrative services to the Fund. United States Trust Company of New York's business address is 770 Broadway, New York, New York 10003. Mutual Funds Service Company's business address is 73 Tremont Street, Boston, Massachusetts 02108.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Class I Directors will be elected to hold office for a term of three years and one Class III Director will be elected to hold office for a term of two years, and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Warren J. Olsen, John Sun Yue Chu and Fergus Reid as Class I Directors and Gerard La Hausse de la Louviere as a Class III Director.

     The Fund currently pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates an annual fee of $7,500 plus $750 for each meeting of the Board of Directors or a committee of the Board attended, plus certain out-of-pocket expenses. The Fund also pays the Audit Committee Chairman an additional fee of $1,000 per annum plus an additional $100 for each meeting of the Audit Committee attended. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1994 were $39,000. Effective immediately following the Meeting, each of the Directors of the Fund who is not a director, officer or employee of MSAM or its affiliates will receive from the Fund an annual fee of $6,000 per year, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, will receive an additional annual fee of $1,100 for serving on such committee.

     After giving effect to the reduction in the level of fees payable by the Fund to its Directors, the Fund will pay, on an annual basis, aggregate fees of $35,500 to the current Directors and nominees (including fees payable to members of the Audit Committee), assuming that each of the three nominees named herein who is not a director, officer or employee of MSAM or its affiliates is elected at the Meeting. At the fee level in effect prior to the Meeting, the Fund would pay, on an annual basis, aggregate fees of $61,200 for the current Directors and the same three nominees, assuming each such Director and nominee attended four quarterly Board meetings and two additional committee meetings. The level of fees payable by the Fund to its Directors will be reviewed by the Directors annually.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the Investment Company Act of 1940, as amended, may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another Fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Mr. Levin is the only Director who has elected to enter the Fee Arrangement with the Fund.

     Pursuant to the Fund's By-Laws, the Board of Directors is divided into three classes. Each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     All of the Directors have been members of the Board of Directors since the Fund's initial public offering on February 17, 1994 with the exception of (a) John Sun Yue Chu, who was appointed to the Board on September 21, 1994 following the resignation of William Chung Niem Chin and (b) Gerard La Hausse de la Louviere, who was appointed to the Board on September 21, 1994 following the resignation of Uday Kumar Gujadhor. At the time of the resignations of Messrs. Chin and Gujadhor, the Board of Directors elected Mr. Chu and Mr. La Hausse to fill the vacancies created by such resignations. Mr. Chin had served as a Class I Director, and Mr. Gujadhor had served as a Class III Director. Mr. Chu and Mr. La Hausse are therefore standing for election as Class I and Class III Directors, respectively. Although the term of the Fund's Class III Directors does not expire until the date on which the Annual Meeting of Stockholders is held in 1997, Maryland law and the Fund's By-Laws require a Director elected by the Board of Directors to fill a vacancy to stand for election at the next annual meeting of stockholders. Mr. Richard E. Salomon has resigned effective March 14, 1995. Therefore, the Board of Directors has nominated Fergus Reid as a Director of the Fund, who, if elected, will fill the vacancy created by Mr. Salomon's resignation from the Board. Mr. Salomon had served as a Class I Director and Mr. Reid is therefore standing for election as a Class I Director. Finally, the Board of Directors has fixed the number of Directors constituting the entire Board of Directors at seven, effective as of the commencement of the Meeting and has nominated Warren J. Olsen as a Class I Director, who, if elected, will fill the vacancy created by the Board's action.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit

Committee are currently Messrs. Levin and Jones, neither of whom is an "interested person." After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met once during the fiscal year ended December 31, 1994. The Board of Directors does not have nominating or compensation committees.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1994. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding each of the nominees as a Director of the Fund, as well as current Directors and executive officers of the Fund, is set forth below:

                                                                                       COMMON
                                                                                       STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED           SHARE
                                                                                       AS OF        EQUIVALENTS
                                POSITION WITH                                          APRIL        OWNED UNDER
                                   THE FUND        PRINCIPAL OCCUPATIONS                 3,        DEFERRED FEE
       NAME AND ADDRESS           SINCE 1994       AND OTHER AFFILIATIONS     AGE      1995**      ARRANGEMENTS+   PERCENT
- ------------------------------- -------------- ------------------------------ ----     ------      -------------   -------
Barton M. Biggs*............... Director and   Chairman and Director of        62      10,151         0             ***
  1221 Avenue of the Americas     Chairman       Morgan Stanley Asset
  New York, New York 10020        of the Board   Management Inc. and Morgan
                                                 Stanley Asset Management
                                                 Limited; Managing Director
                                                 of Morgan Stanley & Co.
                                                 Incorporated; Director of
                                                 Morgan Stanley Group Inc.;
                                                 Member of International
                                                 Advisory Council of The
                                                 Thailand Fund; Director and
                                                 officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.

John Sun Yue Chu............... Director       Finance director of the ABC     58        0            0             ***
  Orchard Towers                                 Group of Companies;
  Quatre Bornes                                  Previously Managing Director
  Mauritius                                      of Crown Eagle Investments
                                                 Ltd.

Gerard E. Jones................ Director       Partner in Richards & O'Neil;   58      13,142         0             ***
  43 Arch Street                                 Director of Morgan Stanley
  Greenwich, Connecticut 06830                   Institutional Fund, Inc.,
                                                 PCS Cash Fund, Inc., Morgan
                                                 Stanley Fund, Inc., The
                                                 Turkish Investment Fund,
                                                 Inc., The Morgan Stanley
                                                 High Yield Fund, Inc.,
                                                 Morgan Stanley Africa
                                                 Investment Fund, Inc.,
                                                 Morgan Stanley Global
                                                 Opportunity Bond Fund, Inc.,
                                                 Morgan Stanley India
                                                 Investment Fund, Inc. and
                                                 Morgan Stanley Emerging
                                                 Markets Fund, Inc.

                                                                                       COMMON
                                                                                       STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED           SHARE
                                                                                       AS OF        EQUIVALENTS
                                POSITION WITH                                          APRIL        OWNED UNDER
                                   THE FUND        PRINCIPAL OCCUPATIONS                 3,        DEFERRED FEE
       NAME AND ADDRESS           SINCE 1994       AND OTHER AFFILIATIONS     AGE      1995**      ARRANGEMENTS+   PERCENT
- ------------------------------- -------------- ------------------------------ ----     ------      -------------   -------
Gerard La Hausse............... Director       Previously Managing Director    67        0            0             ***
de la Louviere                                   of the Anglo-Mauritius
  Saint Clement Street                           Assurance Society Limited;
  Curepipe Mauritius                             Previously Director of The
                                                 National Mutual Limited, Les
                                                 Moulins de la Concorde
                                                 Limitee, Mauritius
                                                 Development Investment Trust
                                                 Co. Ltd., Sun Resorts
                                                 Limited, Dinarobin Inns and
                                                 Motels Co. Ltd., The Mount
                                                 S.E. Co. Ltd. and Pharmacie
                                                 Nouvelle Ltd.

John A. Levin.................. Director       President of John A. Levin &    56       5,000         0             ***
  One Rockefeller Plaza                          Co., Inc.; Director of The
  New York, New York 10020                       Pakistan Investment Fund,
                                                 Inc., Morgan Stanley India
                                                 Investment Fund, Inc. and
                                                 Morgan Stanley Emerging
                                                 Markets Debt Fund, Inc.

Warren J. Olsen*............... President      Principal of Morgan Stanley     38        0            --            ***
  1221 Avenue of the Americas                    Asset Management Inc.;
  New York, New York 10020                       Director and officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.

Fergus Reid....................       --       Chairman and Chief Executive    62        0            --            ***
  85 Charles Colman Boulevard                    Officer of Lumelite
  Pawling, New York 12564                        Corporation; Trustee of
                                                 Vista Mutual Fund Group;
                                                 Director of Morgan Stanley
                                                 Africa Investment Fund,
                                                 Inc., The Latin America
                                                 Discovery Fund, Inc., Morgan
                                                 Stanley Emerging Markets
                                                 Debt Fund, Inc., Morgan
                                                 Stanley Global Opportunity
                                                 Bond Fund, Inc. and The
                                                 Pakistan Investment Fund,
                                                 Inc.

James W. Grisham*.............. Vice President Principal of Morgan Stanley     53         710         --            ***
  1221 Avenue of the Americas                    Asset Management Inc.; Officer
  New York, New York 10020                       of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management
                                                 Inc.

Harold J. Schaaff, Jr.*........ Vice President Principal of Morgan Stanley &   34           0         --            ***
  1221 Avenue of the Americas                    Co. Incorporated; General
  New York, New York 10020                       Counsel and Secretary of
                                                 Morgan Stanley Asset
                                                 Management Inc.; Officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.

Joseph P. Stadler*............. Vice President Vice President of Morgan        40           0         --            ***
  1221 Avenue of the Americas                    Stanley Asset Management Inc.;
  New York, New York 10020                       Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.; Previously
                                                 with Price Waterhouse LLP.

                                                                                       COMMON
                                                                                       STOCK
                                                                                       BENEFICIALLY
                                                                                       OWNED           SHARE
                                                                                       AS OF        EQUIVALENTS
                                POSITION WITH                                          APRIL        OWNED UNDER
                                   THE FUND        PRINCIPAL OCCUPATIONS                 3,        DEFERRED FEE
       NAME AND ADDRESS           SINCE 1994       AND OTHER AFFILIATIONS     AGE      1995**      ARRANGEMENTS+   PERCENT
- ------------------------------- -------------- ------------------------------ ----     ------      -------------   -------
Valerie Y. Lewis*.............. Secretary      Vice President of Morgan        39           0         --            ***
  1221 Avenue of the Americas                    Stanley Asset Management
  New York, New York 10020                       Inc.; Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.; Previously
                                                 with Citicorp.

Hilary D. Toole*............... Assistant      Associated with Morgan Stanley  31           0         --            ***
  1221 Avenue of the Americas     Secretary      Asset Management Inc.;
  New York, New York 10020                       Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.; Previously
                                                 with Womble, Carlyle,
                                                 Sandridge & Rice and Reboul,
                                                 MacMurray, Hewitt, Maynard &
                                                 Kristol.

James R. Rooney*............... Treasurer      Assistant Vice President and    36           0         --            ***
  73 Tremont Street                              Manager of Fund
  Boston, Massachusetts 02108                    Administration, Mutual Funds
                                                 Service Company; Officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.;
                                                 Previously Assistant Vice
                                                 President and Manager of
                                                 Fund Compliance and Control,
                                                 Scudder Stevens & Clark Inc.
                                                 and Audit Manager, Ernst &
                                                 Young LLP.
                                                                                       ------        ---           -------
All Nominees, Directors and Officers as a Group..............................          29,003         0             ***
                                                                                       ======      =============   =======

- ---------------

  * "Interested person" within the meaning of the Investment Company Act of 1940, as amended. Mr. Biggs is a director and officer, and Messrs. Olsen, Grisham, Schaaff, Stadler and Ms. Lewis are officers of the Manager. Ms. Toole is an employee of the Manager. Mr. Rooney is an employee of Mutual Funds Service Company, an affiliate of United States Trust Company of New York, the Fund's U.S. Administrator.

 ** This information has been furnished by each nominee, director and officer.

*** Less than 1%.

  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

          Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     Set forth below is a chart showing the aggregate compensation paid by the Fund to each Director, as well as the total compensation paid to each Director by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies.

                                    AGGREGATE    PENSION OR RETIREMENT     TOTAL COMPENSATION      NUMBER OF FUNDS
                                    COMPENSATION  BENEFITS ACCRUED AS       FROM THE FUND AND      IN FUND COMPLEX
                                    FROM THE       PART OF THE FUND'S     FUND COMPLEX PAID TO        FOR WHICH
         NAME OF DIRECTOR             FUND              EXPENSES                DIRECTORS          DIRECTOR SERVES
- ----------------------------------  ---------    ----------------------   ---------------------    ----------------
Barton M. Biggs(1)                  $       0             None                 $              0           6
Warren J. Olsen (1),(2)                     0             None                                0           15
William Chung Niem Chin(3)                  0             None                                0           1
John Sun Yue Chu                       953.80             None                           953.80           1
Uday Kumar Gujadhor(4)                      0             None                                0           1
Gerard E. Jones                      8,176.41             None                        85,584.11           9
Gerard La Hausse de la Louviere        203.80             None                           203.80           1
John A. Levin                        7,479.19             None                        24,156.36           3
Richard E. Salomon(5)                7,479.19             None                        14,979.19           2

- ---------------
(1) Mr. Biggs is an officer and director of MSAM, and Mr. Olsen is an officer of MSAM, and therefore are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. As a director and/or officer of MSAM, Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other U.S. registered investment company in the Fund Complex for their services as a director of such investment companies.

(2) During 1994, Mr. Olsen resigned from the Fund, but has been nominated for director by the Fund.

(3) Mr. Chin resigned from the Fund, effective September 19, 1994.

(4) Mr. Gujadhor resigned from the Fund, effective September 19, 1994.

(5) Mr. Salomon resigned from the Fund, effective March 20, 1995, and he has resigned from the other fund in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended December 31, 1994, except that a Form 5 -- Annual Statement of Beneficial Ownership of Securities for each of Messrs. Biggs, Levin, Jones and Grisham relating to one transaction in the Fund's shares was inadvertently filed late by management of the Fund, which had undertaken to file the forms on their behalf.

     The election of Messrs. Olsen, Chu, Reid and La Hausse requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES AS DIRECTORS

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to shareholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 30, 1995:

NAME AND ADDRESS OF BENEFICIAL            AMOUNT AND NATURE OF            PERCENT
OWNER                                     BENEFICIAL OWNERSHIP           OF CLASS
- ---------------------------------   ---------------------------------  -------------
FMR Corp.*.......................   2,883,600 shares, with sole            8.08%
  82 Devonshire Street              dispositive power and no voting
  Boston, Massachusetts 02109       power(1)

BEA Associates...................   2,564,500 shares, with shared          7.18%
  153 East 53rd Street              voting power and sole dispositive
  One Citicorp Center               power(2)
  New York, New York 10022

- ---------------
  * Includes 2,812,800 shares held by Fidelity Management & Research Company, which comprise 7.88% of shares outstanding and 70,800 shares held by Fidelity Management Trust Company, which comprise 0.20% of shares outstanding. Edward C. Johnson 3rd, through his control of FMR Corp., is deemed the beneficial owner of the 2,883,600 shares beneficially owned by FMR Corp.

(1) Information based upon a schedule 13G filed with the Securities and Exchange Commission on February 13, 1995.

(2) Information based upon a schedule 13G filed with the Securities and Exchange Commission on March 27, 1995.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 29, 1996, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 26, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

P                 MORGAN STANLEY INDIA INVESTMENT FUND, INC.
R
O                  C/O MORGAN STANLEY ASSET MANAGEMENT INC.
X                         1221 AVENUE OF THE AMERICAS
Y                          NEW YORK, NEW YORK  10020

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby constitutes and appoints WARREN J. OLSEN, VALERIE
Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 3, 1995 at the Annual Meeting of Stockholders to be held on June 26, 1995, and at any adjournment thereof.

        The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 26, 1995.






     (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)     ---------------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                 ---------------

- ------- PLEASE MARK
   X    VOTES AS
- ------- IN THIS EXAMPLE

                    FOR      WITHHELD      Class I Nominees:    Warren J. Olsen, John Sun Yue
1. Election of    --------   --------                           Chu and Fergus Reid
   the following                           Class III Nominees:  Gerald La Hausse
   nominees as                                                  de la Louvierre
   Directors:     --------   --------
                                                            -------------------------------------------
                                                            For all nominees except as noted above




    2.  Ratification of the selection of Price               FOR       AGAINST     ABSTAIN
        Waterhouse LLP as independent                     --------     --------    --------
        accountants.

    3.  In the discretion of such proxies, upon any       --------     --------    --------
        and all other business as may properly come
        before the meeting or any adjournment
        thereof.

                                                          MARK HERE FOR ADDRESS         ----------
                                                          CHANGE AND NOTE AT LEFT

                                                                                        ----------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I, THREE CLASS II AND THREE CLASS III NOMINEES AND IN FAVOR OF PROPOSAL NO. 2. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.


SIGNATURE(S)                                           DATE           , 1995
            ------------------------------------------      ----------
When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer s office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.